U.S. GLOBAL INVESTORS FUNDS

Global Luxury Goods Fund
Gold and Precious Metals Fund
World Precious Minerals Fund
Global Resources Fund
Emerging Europe Fund
China Region Fund
Near-Term Tax Free Fund
U.S. Government Securities Ultra-Short Bond Fund
(together, the “Funds”)

Supplement dated July 6, 2023, to the Funds’ Statement of Additional Information (“SAI”)
dated May 1, 2023

The sub-sections entitled “A. Board of Trustees,” “B. Principal Officers of the Trust,” and “E. Compensation of Trustees and Officers” in the section entitled “Management of the Trust” beginning on page 23 of the SAI are hereby deleted in their entirety and replaced with the following:
MANAGEMENT OF THE TRUST
A. Board of Trustees

The Trust is governed by its Board of Trustees. The Board oversees the management and operations of the Trust and the funds in accordance with federal law, Delaware law and the stated policies of the funds. The Board oversees the Trust’s officers and service providers, including the Adviser, who is responsible for the management of the day-to-day operations of each fund based on policies and agreements reviewed and approved by the Board. In carrying out these responsibilities, the Board regularly interacts with and receives reports from senior personnel of service providers and the CCO. The Board also is assisted by the Trust’s independent auditor (which reports directly to the Trust’s Audit Committee), independent counsel and other experts as appropriate. The Trustees serve until their respective successors have been elected and qualified or until their earlier death, resignation or removal.

The fund complex includes the funds advised by U.S. Global Investors, Inc., which are the Global Luxury Goods Fund, Gold and Precious Metals Fund, World Precious Minerals Fund, Global Resources Fund, Emerging Europe Fund, China Region Fund, Near-Term Tax Free Fund, U.S. Government Securities Ultra-Short Bond Fund (the “Fund Complex”).

Board Structure and Related Matters. Independent Trustees constitute at least a majority of the Board members. David Tucker, an Independent Trustee, serves as Independent Chair of the Board. The Independent Chair’s responsibilities include: setting an agenda for each meeting of the Board; presiding at all meetings of the Board and Independent Trustees; and serving as a liaison with other trustees, the Trust’s officers, other management personnel and counsel to the funds. The Independent Chair also performs such other duties as the Board may from time to time determine.

The trustees discharge their responsibilities collectively as a Board, as well as through Board committees, each of which operates pursuant to a charter or procedures approved by the Board that delineates the specific responsibilities of that committee. The Board has established three standing committees: the Audit Committee, the Nominating Committee and the Qualified Legal Compliance Committee. The members and responsibilities of each Board committee are summarized below.

The Board periodically evaluates its structure and composition as well as various aspects of its operations. The Board believes that its leadership structure, including its Independent Chair position and its committees, is appropriate for the Trust in light of, among other factors, the asset size and nature of each fund, the number of funds overseen by the Board, the arrangements for the conduct of each fund’s operations, the number of trustees and the Board’s responsibilities. On an annual basis, the Board conducts a self-evaluation that considers, among other matters, whether the Board and its committees are functioning effectively and whether, given the size and composition of the Board and each of its committees, the trustees are able to oversee effectively the number of funds.

The Board holds four regularly scheduled in-person meetings each year. The Board may hold special meetings, as needed, either in person or by telephone, to address matters arising between regular meetings. At least once per quarter during a regularly scheduled in-person meeting of the Board, the Independent Trustees meet without the presence of interested Trustees.

The trustees are identified in the table below, which provides information as to their principal business occupations held during the last five years and certain other information. Each Trustee serves until his death, resignation or removal and replacement. The address for all trustees is c/o Apex Fund Services, Three Canal Plaza, Suite 600, Portland, Maine 04101.

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Series in Fund Complex Overseen By Trustee	Other Directorships Held By Trustee During Past Five Years
Independent Trustees
David Tucker Born: 1958	Chairman of the Board; Trustee; Chairman, Nominating Committee and Qualified Legal Compliance Committee	Since 2015	Director, Blue Sky Experience (a charitable endeavor) since 2008; Senior Vice President & General Counsel, American Century Companies (an investment management firm) 1998-2008.	8	Trustee, Forum Funds; Trustee, Forum Funds II
Mark D. Moyer Born: 1959	Trustee; Chairman Audit Committee	Since 2015	Independent consultant providing interim CFO services, principally to nonprofit organizations, since 2021; Chief Financial Officer, Freedom House (a NGO advocating political freedom and democracy) 2017-2021.	8	Trustee, Forum Funds; Trustee, Forum Funds II
Jennifer Brown- Strabley Born: 1964	Trustee	Since 2015	Principal, Portland Global Advisors (a registered investment adviser), 1996-2010.	8	Trustee, Forum Funds; Trustee, Forum Funds II
Interested Trustees(1)
Karen Shaw Born: 1972	Trustee	Since 2023	Senior Vice President, Apex Fund Services since 2019; Senior Vice President, Atlantic Fund Services 2008-2019.	8	Trustee, Forum Funds; Trustee, Forum Funds II

(1) Karen Shaw is currently treated as an interested person of the Trust, as defined in the 1940 Act, due to her affiliation with Apex Fund Services.  Apex Fund Services is a wholly owned subsidiary of Apex US Holdings LLC. Karen Shaw is also currently an interested person of the Trust, as defined in the 1940 Act, due to her role as Treasurer of the Trust.
In addition to the information set forth in the table above, each Trustee possesses other relevant qualifications, experience, attributes or skills. The following provides additional information about these qualifications and experience.

David Tucker: Mr. Tucker has extensive experience in the investment management industry, including experience in senior management, legal and compliance roles at two large mutual fund complexes; service on various committees of the Investment Company Institute (“ICI”); and director of ICI Mutual (a mutual insurance company sponsored by the investment company industry), including service as chairman of the underwriting, risk and fraud committees of ICI Mutual’s board of directors. Mr. Tucker actively serves charitable organizations in the metropolitan Kansas City area.

Mark D. Moyer: Mr. Moyer has extensive experience with finance. He has served as chief financial officer for several nongovernmental organizations and a publicly-listed integrated media company. Mr. Moyer also served as an adjunct professor of accounting at Fairfield University.
Jennifer Brown-Strabley: Ms. Brown-Strabley has extensive experience in the financial services and investment management industry, including institutional sales experience in global fixed-income and related quantitative research. Ms. Brown-Strabley also has experience in business start-up and operations and as a former principal of a registered investment adviser, for which she continues to provide consulting advice from time to time.

Karen Shaw: Ms. Shaw has extensive experience in the fund services industry, including senior management roles overseeing the mutual fund administration, fund accounting and financial reporting operations for a fund service provider specializing in third-party mutual fund administration.  Ms. Shaw serves as principal financial officer for certain investment companies.

Risk Oversight. Consistent with its responsibility for oversight of the Trust and the funds, the Board oversees the management of risks relating to the administration and operation of the Trust and the funds. The Adviser, as part of its responsibilities for the day-to-day operations of the funds, is responsible for day-to-day risk management. The Board, in the exercise of its reasonable business judgment, also separately considers potential risks that may impact the funds. The Board performs this risk management oversight directly and, as to certain matters, through its committees (described below) and through the Independent Trustees. The following provides an overview of the principal, but not all, aspects of the Board’s oversight of risk management for the Trust and the funds.

In general, the funds’ risks include, among others, investment risk, valuation risk, compliance risk and operational risk. The Board has adopted, and periodically reviews, policies and procedures designed to address these and other risks to the Trust and the funds. In addition, under the general oversight of the Board, the Adviser and other service providers have themselves adopted a variety of policies, procedures and controls designed to address particular risks. Different processes, procedures and controls are employed with respect to different types of risks. Further, the Adviser oversees and regularly monitors the investments, operations and compliance of each fund’s investments.

The Board also oversees risk management for the Trust and the funds through review of regular reports, presentations and other information from officers of the Trust and other persons. Senior officers of the Trust, senior officers of the Adviser and the CCO regularly report to the Board on a range of matters, including those relating to risk management. In this regard, the Board periodically receives reports regarding other service providers to the Trust, either directly or through the CCO. On at least a quarterly basis, the Independent Trustees meet with the CCO to discuss matters relating to the funds’ compliance program. Further, at least annually, the Board receives a report from the CCO regarding the effectiveness of the funds’ compliance program.

The Board receives regular reports from a Valuation Designee, composed of representatives of the Adviser. The Valuation Designee operates pursuant to the Trust’s Valuation and Error Correction Policy (the “Valuation Policy”), as approved by the Board. The Valuation Designee reports to the Board on the pricing of the funds’ shares and the valuation of the funds’ portfolio securities; recommends, subject to approval by the Board, independent pricing services to provide a value for fund assets; makes and monitors fair value determinations pursuant to the Valuation Policy; and carries out any other functions delegated to it by the Board relating to the valuation of fund assets.

The Board also regularly receives reports from the Adviser with respect to the investments and securities trading of the funds. For example, typically, the Board receives reports, presentations and other information from the Adviser on at least an annual basis in connection with the Board’s consideration of the renewal of the investment advisory agreement between the Adviser and the Trust on behalf of the funds (the “Advisory Agreement”). Also, if applicable, the Board receives reports from the Adviser and other service providers in connection with the Board’s consideration of the renewal of any distribution plan of the funds under Rule 12b-1 under the 1940 Act. Senior officers of the Trust and senior officers of the Adviser also report regularly to the Audit Committee on valuation matters, internal controls and accounting and financial reporting policies and practices. In addition, the Audit Committee receives regular reports from the Trust’s independent auditors on internal control and financial reporting matters.

Trustee Ownership in the Funds and the Fund Complex. The following table sets forth each Trustee’s ownership of the Funds and the Trust.

Trustees	Dollar Range of Beneficial Ownership in the Funds as of December 31, 2022	Aggregate Dollar Range of Ownership as of December 31, 2022 in all Registered Investment Companies Overseen by Trustee in the Fund Complex
Independent Trustees
David Tucker	None	None
Mark D. Moyer	None	None
Jennifer Brown-Strabley	None	None
Interested Trustee
Karen Shaw	None	None

B. Principal Officers of the Trust

The officers of the Trust conduct and supervise its daily business. As of the date of this SAI, the officers of the Trust, their year of birth and their principal occupations during the past five years are as set forth below. Each officer serves until his or her death, resignation or removal and replacement. The business address of each officer is c/o Apex Fund Services, Three Canal Plaza, Suite 600, Portland, Maine 04101.

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Zachary Tackett Born: 1988	President; Principal Executive Officer; Anti-Money Laundering Compliance Officer; Identity Theft Prevention Officer	President and Principal Executive Officer since 2023; Anti-Money Laundering Compliance Officer and Identity Theft Prevention Officer since 2015	Senior Counsel, Apex Fund Services since 2019; Counsel, Atlantic Fund Services 2014-2019.
Karen Shaw Born: 1972	Treasurer; Principal Financial Officer	Since 2015	Senior Vice President, Apex Fund Services since 2019; Senior Vice President, Atlantic Fund Services 2008-2019.
Carlyn Edgar Born: 1963	Chief Compliance Officer, Code of Ethics Review Officer	Since 2015	Senior Vice President, Apex Fund Services since 2019; Senior Vice President, Atlantic Fund Services 2008-2019.
Lindsey Dorval Born: 1981	Vice President; Secretary	Since 2023	Counsel, Apex Fund Services since 2020.
Lisa Callicotte Born: 1973	Vice President	Since 2020	Chief Financial Officer, U.S. Global Investors, Inc. since 2013.

E. Compensation of Trustees and Officers

The following table sets forth the fees paid to each trustee by the funds and the Fund Complex for the fiscal year ended December 31, 2022. No officer or board member received any other compensation, including pension or retirement benefits, directly or indirectly from the funds.

Trustee	Aggregate Compensation from the Funds	Pension or Retirement Benefits Accrued as part of Fund Expenses	Total Compensation from Fund Complex
Independent Trustees
David Tucker	$32,500	N/A	$32,500
Mark D. Moyer	$25,000	N/A	$25,000
Jennifer Brown-Strabley	$25,000	N/A	$25,000
Interested Trustees
Karen Shaw	$0	N/A	$0

Independent Trustees of the Trust each receive an annual fee of $25,000 for service to the Trust. The Chairman of the Board is paid an annual fee of $32,500. The trustees and Chairman may receive additional fees for special Board meetings. Each trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a trustee, including travel and related expenses incurred in attending Board meetings. The Trust has no pension or retirement plan. No other entity affiliated with the Trust pays any compensation to the trustees.

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For more information, please contact a Fund customer service representative toll free at
(800) US-FUNDS (800) 873-8637

PLEASE RETAIN FOR FUTURE REFERENCE.